UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2023

NN, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23486	62-1096725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6210 Ardrey Kell Road, Suite 600
Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

(980) 264-4300
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01	NNBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Departure of Certain Officers
On April 28, 2023, NN, Inc. (the “Company”) announced that due to health reasons, Matthew S. Heiter is resigning as the Company’s Senior Vice President, General Counsel and Secretary, effective immediately.
In connection with Mr. Heiter’s resignation, the Company and Mr. Heiter entered into a Separation Agreement and General Release, dated as of April 28, 2023 (the “Agreement”). Under the Agreement, Mr. Heiter will receive a one-time, lump sum payment of $240,000. The Agreement provides for a customary general release in favor of the Company, and the termination of that certain Separation Agreement, dated April 1, 2017, between the Company and Mr. Heiter, other than the restrictive covenants contained therein.
The foregoing description of the terms of the Agreement is only a summary and is qualified in its entirety by the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.01    REGULATION FD DISCLOSURE.
On April 28, 2023, the Company issued a press release regarding Mr. Heiter’s resignation due to health reasons. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information, including the press release, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
 (d)    Exhibits.

Exhibit No.	Description of Exhibit
10.1	Separation Agreement and General Release, dated as of April 28, 2023, by and between NN, Inc. and Matthew S. Heiter.
99.1	Press Release, dated April 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 28, 2023

NN, INC.

By:	/s/ Michael C. Felcher
Name:	Michael C. Felcher
Title:	Senior Vice President - Chief Financial Officer